PETROLEUM & RESOURCES CORPORATION

Board of Directors

Enrique R. Arzac [1,3]	Thomas H. Lenagh [1,4]
Phyllis O. Bonanno [1,4]	Kathleen T. McGahran [2,4]
Daniel E. Emerson 2,[3]	Douglas G. Ober [1]
Frederic A. Escherich [2,3]	John J. Roberts [1,3]
Roger W. Gale [1,3]	Craig R. Smith [2,4]

1.	Member of Executive Committee
2.	Member of Audit Committee
3.	Member of Compensation Committee
4.	Member of Retirement Benefits Committee

Officers

Douglas G. Ober	Chairman, President and Chief Executive Officer
Joseph M. Truta	Executive Vice President
Lawrence L. Hooper, Jr.	Vice President, General Counsel and Secretary
Maureen A. Jones	Vice President, Chief Financial Officer and Treasurer
Nancy J.F. Prue	Vice President
Robert E. Sullivan	Vice President — Research
Christine M. Sloan	Assistant Treasurer
Geraldine H. Paré	Assistant Secretary

Stock Data

Market Price (9/30/06)	$32.68
Net Asset Value (9/30/06)	$37.12
Discount:	12.0%

New York Stock Exchange ticker symbol: PEO

NASDAQ Mutual Fund Quotation Symbol: XPEOX

Newspaper stock listings are generally under the abbreviation: PetRs

Distributions in 2006

From Investment Income	$0.29
From Net Realized Gains	0.10

Total	$0.39

2006 Dividend Payment Dates

March 1, 2006

June 1, 2006

September 1, 2006

December 27, 2006*

*Anticipated

LETTER TO STOCKHOLDERS

We submit herewith the financial statements of the Corporation for the nine months ended September 30, 2006. In addition, there is a schedule of investments, along with other financial information.

Net assets of the Corporation at September 30, 2006 were $37.12 per share on 21,113,090 shares outstanding, compared with $35.24 per share at December 31, 2005 on 21,621,072 shares outstanding. On March 1, 2006, a distribution of $0.13 per share was paid, consisting of $0.07 from 2005 long-term capital gain, $0.03 from 2005 short-term capital gain and $0.03 from 2005 investment income, all taxable in 2006. A 2006 investment income dividend of $0.13 per share was paid on June 1, 2006, and September 1, 2006.

Net investment income for the nine months ended September 30, 2006 amounted to $7,913,401, compared with $6,057,328 for the same period in 2005. These earnings are equal to $0.37 and $0.28 per share.

Net capital gain realized on investments for the nine months ended September 30, 2006 amounted to $60,893,034, the equivalent of $2.88 per share.

The total return on net asset value (with dividends and capital gains reinvested) of shares of the Corporation was 6.6% for the nine months ended September 30, 2006. The total return on the market value of the Corporation’s shares in the period was 2.2%. These compare to a 9.2% total return for the Dow Jones Oil and Gas Index and an 8.5% total return for the Standard & Poor’s 500 Composite Stock Index over the same time period.

For the twelve months ended September 30, 2006, the Corporation’s total return on net asset value was 2.9% and on market value was (1.5)% as the discount widened during the period. Comparable figures for the Dow Jones Oil & Gas Index and the S&P 500 were 1.5% and 10.8%, respectively over the twelve month time period.

By now, you should have received the proxy statement concerning the upcoming Special Meeting of Stockholders on November 7, 2006. As is more fully described in the proxy statement, we are calling the Special Meeting to obtain your approval of a comprehensive rewriting and updating of our corporate charter. We believe that the charter amendments will provide your Board of Directors with additional tools needed to strengthen its ability to further the interests of the Corporation and our long-term shareholders. Your vote is very important and we urge you to vote in favor of each of the eight charter amendment proposals. If you have not yet voted, please call the Altman Group at 1-800-314-9816, extension 7309, and they can assist you in voting your proxy.

Current and potential shareholders can find information about the Corporation, including the daily net asset value (NAV) per share, the market price, and the discount/premium to the NAV, at our website (www.peteres.com). Also available at the website are a brief history of the Corporation, historical financial information, and other useful content. Further information regarding shareholder services is located on page 15 of this report.

By order of the Board of Directors,

Douglas G. Ober,

Chairman, President and

Chief Executive Officer

October 13, 2006

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2006

(unaudited)

Assets
Investments* at value:
Common stocks and convertible securities
(cost $324,572,197)	$732,139,569
Short-term investments (cost $49,993,188)	49,993,188
Securities lending collateral (cost $31,187,345)	31,187,345	$813,320,102
Cash		297,148
Receivables:
Investment securities sold		2,647,431
Dividends and interest		695,624
Prepaid pension cost		710,382
Prepaid expenses and other assets		470,339
Total Assets		818,141,026
Liabilities
Investment securities purchased		578,013
Open written option contracts at value (proceeds $594,291)		671,900
Obligations to return securities lending collateral		31,187,345
Accrued expenses		2,065,596
Total Liabilities		34,502,854
Net Assets		$783,638,172
Net Assets
Common Stock at par value $1.00 per share, authorized 50,000,000 shares; issued and outstanding 21,113,090 shares (includes 16,109 restricted shares, 4,800 restricted stock units, and 868 deferred stock units) (Note 6)		$21,113,090
Additional capital surplus		292,372,441
Undistributed net investment income		1,853,481
Undistributed net realized gain on investments		60,809,397
Unrealized appreciation on investments		407,489,763
Net Assets Applicable to Common Stock		$783,638,172
Net Asset Value Per Share of Common Stock		$37.12

* See Schedule of Investments on pages 9 and 10.

The accompanying notes are an integral part of the financial statements.

STATEMENT OF OPERATIONS

Nine Months Ended September 30, 2006

(unaudited)

Investment Income
Income:
Dividends	$9,920,539
Interest and other income	1,016,819
Total income	10,937,358
Expenses:
Investment research	1,221,189
Administration and operations	762,942
Directors’ fees	296,787
Reports and stockholder communications	190,596
Transfer agent, registrar and custodian expenses	119,480
Auditing and accounting services	70,908
Legal services	47,421
Occupancy and other office expenses	177,665
Travel, telephone and postage	57,033
Other	79,936
Total expenses	3,023,957
Net Investment Income	7,913,401
Realized Gain and Change in Unrealized Appreciation on Investments
Net realized gain on security transactions	60,893,034
Change in unrealized appreciation on investments	(21,321,582)
Net Gain on Investments	39,571,452
Change in Net Assets Resulting from Operations	$47,484,853

The accompanying notes are an integral part of the financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Nine Months Ended September 30, 2006	Year Ended December 31, 2005
	(unaudited)
From Operations:
Net investment income	$7,913,401	$11,391,783
Net realized gain on investments	60,893,034	26,239,852
Change in unrealized appreciation on investments	(21,321,582)	153,388,454
Change in net assets resulting from operations	47,484,853	191,020,089
Distributions to Stockholders from:
Net investment income	(6,166,552)	(12,030,248)
Net realized gain from investment transactions	(2,158,550)	(25,924,473)
Decrease in net assets from distributions	(8,325,102)	(37,954,721)
From Capital Share Transactions:
Value of shares issued in payment of distributions	5,722	14,748,314
Cost of shares purchased (Note 4)	(17,694,628)	(24,891,727)
Deferred compensation (Notes 4,6)	253,675	104,296
Change in net assets from capital share transactions	(17,435,231)	(10,039,117)
Total Increase in Net Assets	21,724,520	143,026,251

Net Assets:
Beginning of period	761,913,652	618,887,401
End of period (including undistributed net investment income of $1,853,481 and $106,632, respectively)	$783,638,172	$761,913,652

The accompanying notes are an integral part of the financial statements.

This report, including the financial statements herein, is transmitted to the stockholders of Petroleum & Resources Corporation for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Corporation or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.    SIGNIFICANT ACCOUNTING POLICIES

Petroleum & Resources Corporation (the Corporation) is registered under the Investment Act of 1940 as a non-diversified investment company. The Corporation is an internally-managed fund emphasizing petroleum and other natural resource investments. The investment objectives of the Corporation are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

Security Valuation—Investments in securities traded on national security exchanges are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options) are valued at amortized cost. Purchased and written options are valued at the last quoted asked price.

Security Transactions and Investment Income—Investment transactions are accounted for on the trade date. Gain or loss on sales of securities and options is determined on the basis of identified cost. Dividend income and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis.

2.    FEDERAL INCOME TAXES

The Corporation’s policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at September 30, 2006 was $405,722,907 and net unrealized appreciation aggregated $407,597,195, of which the related gross unrealized appreciation and depreciation were $414,269,677 and $6,672,482, respectively.

Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Accordingly, annual reclassifications are made within the Corporation’s capital accounts to reflect income and gains available for distribution under income tax regulations.

3.    INVESTMENT TRANSACTIONS

The Corporation’s investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the nine months ended September 30, 2006 were $69,004,175 and $103,628,551, respectively. Options may be written (sold) or purchased by the Corporation. The Corporation, as writer of an option, bears the risks of possible illiquidity of the option markets and from movements in security values. The risk associated with purchasing an option is limited to the premium originally paid. A schedule of outstanding option contracts as of September 30, 2006 can be found on page 12.

Transactions in written covered call and collateralized put options during the nine months ended September 30, 2006 were as follows:

	Covered Calls		Collateralized Puts
	Contracts	Premiums	Contracts	Premiums
Options outstanding, December 31, 2005	1,940	$292,777	1,050	$129,891
Options written	5,949	913,039	6,220	743,346
Options terminated in closing purchase transactions	(650)	(90,747)	(990)	(121,079)
Options expired	(4,811)	(531,520)	(3,980)	(459,990)
Options exercised	(1,198)	(183,929)	(750)	(97,497)
Options outstanding, September 30, 2006	1,230	$399,620	1,550	$194,671

4.    CAPITAL STOCK

The Corporation has 5,000,000 authorized and unissued preferred shares without par value.

On December 27, 2005, the Corporation issued 438,416 shares of its Common Stock at a price of $33.64 per share (the average market price on December 12, 2005) to stockholders of record on November 22, 2005 who elected to take stock in payment of the year-end distribution from 2005 capital gain and investment income.

During 2006, the Corporation issued 164 shares of its Common Stock at a weighted average price of $33.67 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Corporation may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Transactions in Common Stock for 2006 and 2005 were as follows:

	Shares		Amount
	Nine months ended September 30, 2006	Year ended December 31, 2005	Nine months ended September 30, 2006	Year ended December 31, 2005
Shares issued in payment of dividends	164	438,416	$5,722	$14,748,314
Shares purchased (at a weighted average discount from net asset value of 9.7% and 8.1%, respectively)	(525,550)	(806,050)	(17,694,628)	(24,891,727)
Net share activity under the 2005 Equity Incentive Compensation Plan	17,404	9,030	253,675	104,296
Net change	(507,982)	(358,604)	$(17,435,231)	$(10,039,117)

5.    RETIREMENT PLANS

The Corporation’s qualified defined benefit pension plan covers all employees with at least one year of service. In addition, the Corporation has a nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment. The Corporation’s policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Corporation deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. During the nine months ended September 30, 2006, the Corporation contributed $23,406 to the plans and expects to contribute an additional $400,000 to the plans during the remainder of 2006.

The following table aggregates the components of the plans’ net periodic pension cost for the nine months ended September 30, 2006.

Service Cost	$251,157
Interest Cost	245,993
Expected return on plan assets	(234,143)
Amortization of prior service cost	28,288
Amortization of net loss	169,022
Net periodic pension cost	$460,317

The Corporation also sponsors a defined contribution plan that covers substantially all employees. For the nine months ended September 30, 2006, the Corporation expensed contributions of $72,290. The Corporation does not provide postretirement medical benefits.

6.    EQUITY-BASED COMPENSATION

The Stock Option Plan adopted in 1985 (“1985 Plan”), which has been discontinued for new grants, permitted the issuance of stock options and stock appreciation rights for the purchase of up to 895,522 shares of the Corporations’s Common Stock at the fair market value on the date of grant. The exercise price of the options and related stock appreciation rights is reduced by the per share amount of capital gains paid by the Corporation during subsequent years. Options are exercisable beginning not less than one year after the date of grant and stock appreciation rights are exercisable beginning not less than two years after the date of grant. The stock appreciation rights allow the holders to surrender their rights to exercise their options and receive cash or shares in an amount equal to the difference between the option exercise price and the fair market value of the Common Stock at the date of surrender. All options terminate 10 years from the date of grant if not exercised. With the adoption of the 2005 Equity Incentive Compensation Plan at the 2005 Annual Meeting, no further grants will be made under the 1985 Plan, although unexercised awards granted in 2004 and prior years remain outstanding.

A summary of option activity under the 1985 Plan as of September 30, 2006, and changes during the period then ended is presented below:

	Options	Weighted- Average Exercise Price	Weighted- Average Remaining Life (Years)
Outstanding at December 31, 2005	103,997	$18.24	5.07
Exercised	(10,155)	13.94
Cancelled	(4,474)	20.34
Outstanding at September 30, 2006	89,368	$18.52	4.44
Exercisable at September 30, 2006	39,331	$18.29	3.85

The options outstanding as of September 30, 2006 are set forth below:

Exercise Price	Options Outstanding	Weighted Average Exercise Price	Weighted Average Remaining Life (Years)
$12.50-$14.99	9,429	$13.20	1.09
$15.00-$17.49	29,615	16.29	3.71
$17.50-$19.99	18,583	19.45	5.25
$20.00-$22.49	31,741	21.63	5.65
Outstanding at September 30, 2006	89,368	$18.52	4.44

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the intrinsic value of the award, recognized over the award’s vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost recognized for the nine months ended September 30, 2006 was $81,196.

The 2005 Equity Incentive Compensation Plan (“2005 Plan”) permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 872,639 shares of the Corporation’s Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of awards earned contingent on achievement of certain performance targets. If performance targets are not achieved, all or a portion of the performance-based awards are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards were granted at fair market value on grant date. The number of shares of Common Stock which remain available for future grants under the 2005 Plan at September 30, 2006 is 845,878 shares.

The Corporation pays dividends and dividend equivalents on outstanding awards, which are charged to net assets when paid. Dividends and dividend equivalents paid on restricted awards that are later forfeited are reclassified to compensation expense.

A summary of the status of the Corporations’s awards granted under the 2005 Plan as of September 30, 2006, and changes during the period then ended is presented below:

Awards	Shares/ Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2005	8,630	$28.35
Granted:
Restricted stock	13,025	34.32
Restricted stock units	4,000	33.21
Deferred stock units	868	33.83
Vested & issued	(4,260)	28.06
Forfeited	(486)	28.06
Balance at September 30, 2006 (includes 13,025 performance-based awards and 8,752 nonperformance-based awards)	21,777	$33.09

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees for the period ended September 30, 2006 were $121,935. The total compensation costs for restricted stock units granted to non-employee directors for the period ended September 30, 2006 were $119,204. As of September 30, 2006, there were total unrecognized compensation costs of $498,243, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.73 years.

7.    EXPENSES

The aggregate remuneration paid during the nine months ended September 30, 2006 to officers and directors amounted to $1,750,753, of which $291,587 was paid as fees and compensation to directors who were not officers. These amounts represent the taxable income to the Corporation’s officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8.    PORTFOLIO SECURITIES LOANED

The Corporation makes loans of securities to brokers, secured by cash deposits, U.S. Government securities, or bank letters of credit. The Corporation accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Corporation also continues to receive interest or dividends on the securities loaned. The loans are secured at all times by collateral of at least 102% of the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Corporation. At September 30, 2006, the Corporation had securities on loan of $30,339,147 and held collateral of $31,187,345, consisting of an investment trust fund which may invest in money market instruments, commercial paper, repurchase agreements, U.S. Treasury Bills, and U.S. agency obligations.

FINANCIAL HIGHLIGHTS

	Nine Months Ended
	(unaudited)
	Sept. 30, 2006		Sept. 30, 2005		Year Ended December 31
					2005	2004	2003	2002	2001

Per Share Operating Performance

Net asset value, beginning of period	$35.24		$28.16		$28.16	$24.06	$20.98	$24.90	$32.69

Net investment income	0.37		0.28		0.53*	0.41	0.38	0.42	0.49

Net realized gains and increase (decrease) in unrealized appreciation	1.81		9.86		8.29	5.05	3.89	(3.20)	(6.81)

Total from investment operations	2.18		10.14		8.82	5.46	4.27	(2.78)	(6.32)

Less distributions

Dividends from net investment income	(0.29)		(0.31)		(0.56)	(0.44)	(0.38)	(0.43)	(0.43)

Distributions from net realized gains	(0.10)		(0.08)		(1.22)	(0.88)	(0.81)	(0.68)	(1.07)

Total distributions	(0.39)		(0.39)		(1.78)	(1.32)	(1.19)	(1.11)	(1.50)

Capital share repurchases	0.09		0.08		0.10	0.01	0.02	0.01	0.06

Reinvestment of distributions	—		—		(0.06)	(0.05)	(0.02)	(0.04)	(0.03)

Total capital share transactions	0.09		0.08		0.04	(0.04)	0.00	(0.03)	0.03

Net asset value, end of period	$37.12		$37.99		$35.24	$28.16	$24.06	$20.98	$24.90

Per share market price, end of period	$32.68		$34.95		$32.34	$25.78	$23.74	$19.18	$23.46

Total Investment Return

Based on market price	2.2%		37.3%		32.3%	14.4%	30.8%	(13.7)%	(8.7)%

Based on net asset value	6.6%		36.6%		32.0%	23.3%	21.2%	(11.1)%	(19.0)%

Ratios/Supplemental Data

Net assets, end of period (in 000’s)	$783,638		$809,703		$761,914	$618,887	$522,941	$451,275	$526,492

Ratio of expenses to average net assets	0.50%	†	0.63%	†	0.59%	0.56%	0.74%	0.49%	0.35%

Ratio of net investment income to average net assets	1.31%	†	1.16%	†	1.61%	1.58%	1.75%	1.84%	1.67%

Portfolio turnover	11.82%	†	10.62%	†	10.15%	13.44%	10.20%	9.69%	6.74%

Number of shares outstanding at end of period (in 000’s)	21,113		21,312		21,621	21,980	21,737	21,510	21,148

†Ratios	presented on an annualized basis.
*	In 2005 the Corporation received dividend income of $3,032,857, or $0.14 per share, as a result of Precision Drilling Corp.’s reorganization.

SCHEDULE OF INVESTMENTS

September 30, 2006

(unaudited)

	Shares or Units	Value (A)
Stocks And Convertible Securities — 93.4%

Energy — 86.4%
Integrated — 37.3%
Aventine Renewable Energy Holdings, Inc. (B)	40,000	$855,600
BP plc ADR	425,000	27,871,500
Chevron Corp.	635,000	41,186,100
ConocoPhillips	556,891	33,151,721
Exxon Mobil Corp.	1,245,000	83,539,500
Hess Corp. (B)	195,000	8,076,900
Holly Corp.	420,000	18,198,600
Marathon Oil Co.	120,000	9,228,000
Murphy Oil Corp.	216,500	10,294,575
Royal Dutch Shell plc ADR	275,000	18,177,500
Suncor Energy	100,000	7,205,000
Total S.A. ADR	240,000	15,825,600
Valero Energy Corp.	355,000	18,271,850

		291,882,446

Exploration & Production — 15.3%
Apache Corp.	158,200	9,998,240
Devon Energy Corp.	340,000	21,471,000
EOG Resources, Inc.	320,000	20,816,000
Hugoton Royalty Trust	23,343	615,088
Newfield Exploration Co. (C)	175,000	6,744,500
Noble Energy, Inc. (B)	430,000	19,603,700
Occidental Petroleum Corp.	400,000	19,244,000
Pioneer Natural Resources Co.	125,000	4,890,000
XTO Energy Inc.	390,000	16,430,700

		119,813,228

Services — 20.9%
Baker Hughes, Inc.	205,000	13,981,000
BJ Services Co.	740,000	22,296,200
Bronco Drilling Co., Inc. (C)	4,600	80,868
ENSCO International, Inc.	134,150	5,879,795
GlobalSantaFe Corp.	290,000	14,497,100
Grant Prideco Inc. (C)	308,000	11,713,240
Hercules Offshore, Inc.	160,000	4,968,000
Nabors Industries Ltd. (C)	520,000	15,470,000
Noble Corp.	200,000	12,836,000
Schlumberger Ltd.	560,000	34,736,800
TODCO (C)	200,000	6,920,000
Weatherford International, Ltd. (C)	493,560	20,591,323

		163,970,326

	Shares or Units	Value (A)

Utilities — 12.8%
AGL Resources Inc.	170,000	$6,205,000
Duke Energy Corp.	217,624	6,572,245
Energen Corp.	400,000	16,748,000
Equitable Resources Inc.	450,000	15,741,000
MDU Resources Group, Inc.	375,000	8,377,500
National Fuel Gas Co. (B)	200,000	7,270,000
New Jersey Resources Corp.	200,000	9,860,000
Questar Corp.	200,000	16,354,000
SEMCO Energy, Inc.	438,600	2,473,704
Williams Companies, Inc. (B)	450,000	10,741,500

		100,342,949

Coals — 0.1%
CONSOL Energy Inc.	30,000	951,900

Basic Industries — 7.0%
Basic Materials & Other — 7.0%
Air Products and Chemicals, Inc.	125,000	8,296,250
Aqua America, Inc. (B)	352,000	7,722,880
Arkema Inc.	6,000	284,700
du Pont (E.I.) de Nemours and Co.	157,500	6,747,300
Florida Rock Industries Inc.	105,000	4,064,550
General Electric Co.	454,800	16,054,440
Martin Marietta Materials, Inc.	30,000	2,538,600
Rohm & Haas Co.	200,000	9,470,000

		55,178,720

Total Stocks And Convertible Securities (Cost $324,572,197) (D)		$732,139,569

SCHEDULE OF INVESTMENTS (CONTINUED)

September 30, 2006

(unaudited)

	Prin. Amt.	Value (A)
Short-Term Investments — 6.3%

U.S. Government Obligations — 1.9%
U.S. Treasury Bills, 4.74-4.98%, due 11/16/06	$15,000,000	$14,905,301

Time Deposit — 0.0%
Bank of America Corp., 4.63%, due 10/2/06		307,649

Commercial Paper — 4.4%
American General Finance, Inc., 5.25%, due 10/24/06	3,900,000	3,886,931
Cargill, Inc., 5.23%, due 10/23/06	3,900,000	3,887,535
Chevron Funding Co., 5.20%, due 10/5/06	3,500,000	3,497,978
General Electric Capital Corp., 5.21-5.23%, due 10/12/06-10/26/06	6,300,000	6,281,814
General Electric Capital Services Corp., 5.23%, due 10/10/06-10/31/06	6,350,000	6,336,765

	Prin. Amt.	Value (A)
Toyota Motor Credit Corp., 5.20-5.23%, due 10/5/06-10/19/06	$4,500,000	$4,491,126
United Parcel Services, Inc., 5.12%, due 10/5/06	6,400,000	6,398,089

		34,780,238

Total Short-Term Investments (Cost $49,993,188)		49,993,188

Securities Lending Collateral — 4.0%
Brown Brothers Investment Trust, 5.25%, due 10/2/06		31,187,345

Total Securities Lending Collateral (Cost $31,187,345)		31,187,345

Total Investments — 103.7% (Cost $405,752,730)		813,320,102
Cash, receivables, prepaid expenses and other assets, less liabilities — (3.7)%		(29,681,930)

Net Assets — 100.0%		$783,638,172

Notes:

(A)	See note 1 to financial statements. Securities are listed on the New York Stock Exchange, the American Stock Exchange, or the NASDAQ.
(B)	Some of the shares of this company are on loan. See note 8 to financial statements.
(C)	Presently non-dividend paying.
(D)	The aggregate market value of stocks held in escrow at September 30, 2006 covering open call option contracts written was $8,747,710. In addition, the aggregate market value of securities segregated by the Corporation’s custodian required to collateralize open put option contracts written was $7,312,500.

HISTORICAL FINANCIAL STATISTICS

December 31	Value of Net Assets	Shares Outstanding*	Net Asset Value per Share*	Dividends from Net Investment Income per Share*	Distributions from Net Realized Gains per Share*
1996	$484,588,990	19,598,729	$24.73	$.55	$.88
1997	556,452,549	20,134,181	27.64	.51	1.04
1998	474,821,118	20,762,063	22.87	.52	1.01
1999	565,075,001	21,471,270	26.32	.48	1.07
2000	688,172,867	21,053,644	32.69	.39	1.35
2001	526,491,798	21,147,563	24.90	.43	1.07
2002	451,275,463	21,510,067	20.98	.43	.68
2003	522,941,279	21,736,777	24.06	.38	.81
2004	618,887,401	21,979,676	28.16	.44	.88
2005	761,913,652	21,621,072	35.24	.56	1.22
September 30, 2006 (unaudited)	783,638,172	21,113,090	37.12	.29	.10

*	Adjusted to reflect the 3-for-2 stock split effected in October 2000.

PORTFOLIO SUMMARY

September 30, 2006

(unaudited)

TEN LARGEST PORTFOLIO HOLDINGS

	Market Value	% of Net Assets
Exxon Mobil Corp	$83,539,500	10.7
Chevron Corp.	41,186,100	5.3
Schlumberger Ltd.	34,736,800	4.4
ConocoPhillips	33,151,721	4.2
BP plc ADR	27,871,500	3.6
BJ Services Co.	22,296,200	2.8
Devon Energy Corp.	21,471,000	2.7
EOG Resources, Inc.	20,816,000	2.7
Weatherford International, Ltd.	20,591,323	2.6
Noble Energy Inc.	19,603,700	2.5

Total	$325,263,844	41.5%

SECTOR WEIGHTINGS

SCHEDULE OF OUTSTANDING OPTION CONTRACTS

September 30, 2006

(unaudited)

Contracts (100 shares each)	Security	Strike Price	Contract Expiration Date		Appreciation/ (Depreciation)

COVERED CALLS
150	Holly Corp.	$ 60	Dec	06	$16,709
200	Marathon Oil Co.	100	Jan	07	24,171
30	Martin Marietta Materials, Inc.	140	Oct	06	(1,900)
50	Martin Marietta Materials, Inc.	100	Jan	07	5,159
100	Murphy Oil Corp.	55	Oct	06	12,699
500	Questar Corp.	80	Jan	07	(49,518)
200	Total S.A. ADR	70	Nov	06	20,899

1,230					28,219

COLLATERALIZED PUTS

150	Aventine Renewable Energy Holdings, Inc.	22.50	Oct	06	(13,950)
100	ENSCO International, Inc.	40	Oct	06	6,699
200	ENSCO International, Inc.	45	Oct	06	(17,523)
250	ENSCO International, Inc.	40	Dec	06	(10,751)
100	Florida Rock Industries Inc.	35	Dec	06	6,949
100	Florida Rock Industries Inc.	30	Jan	07	5,199
100	Marathon Oil Co.	75	Oct	06	(5,300)
100	Marathon Oil Co.	67.50	Jan	07	(8,800)
100	Suncor Energy	65	Oct	06	4,199
100	Suncor Energy	65	Dec	06	(8,800)
150	Valero Energy Corp.	50	Dec	06	(27,450)
100	Valero Energy Corp.	55	Dec	06	(36,300)

1,550					(105,828)

					$(77,609)

CHANGES IN PORTFOLIO SECURITIES

During the Three Months Ended September 30, 2006

(unaudited)

	Shares or Units
	Additions		Reductions		Held September 30, 2006
Baker Hughes, Inc.	75,000				205,000
Bronco Drilling Co., Inc.	4,600				4,600
ENSCO International, Inc.	134,150				134,150
Exxon Mobil Corp.	85,000				1,245,000
Florida Rock Industries Inc.	30,000				105,000
Hercules Offshore, Inc.	10,000				160,000
MDU Resources Group, Inc.	125,000	(1)			375,000
Occidental Petroleum Corp.	200,000	(1)			400,000
SEMCO Energy, Inc.	113,400				438,600
Suncor Energy, Inc.	10,000				100,000
TODCO	25,000				200,000
Aqua America, Inc.			28,000		352,000
Arch Coal Inc.			30,000		—
BP plc ADR			175,000		425,000
CONSOL Energy Inc.			50,000		30,000
Hugoton Royalty Trust			500		23,343
Kerr-McGee Corp.			215,294	(2)	—
Pioneer Natural Resources Co.			40,000		125,000
Precision Drilling Trust			300,000		—
Western Refining Inc.			75,000		—
XTO Energy Inc.			10,000		390,000

(1)	By stock split.
(2)	Received $70.50 cash for each share of Kerr-McGee Corp. surrendered.

OTHER INFORMATION

STATEMENT ON QUARTERLY FILING OF COMPLETE PORTFOLIO SCHEDULE

In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Corporation files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Corporation’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Corporation’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Corporation also posts its Forms N-Q on its website at: www.peteres.com under the heading “Financial Reports”.

PROXY VOTING POLICIES AND RECORD

A description of the policies and procedures that the Corporation uses to determine how to vote proxies relating to portfolio securities owned by the Corporation and information as to how the Corporation voted proxies relating to portfolio securities during the 12 month period ended June 30, 2006 are available (i) without charge, upon request, by calling the Corporation’s toll free number at (800) 638-2479; (ii) on the Corporation’s website by clicking on “Corporate Information” heading on the website; and (iii) on the Securities and Exchange Commission’s website at http//www.sec.gov.

PRIVACY POLICY

In order to conduct its business, Petroleum & Resources Corporation collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Common Stock

Listed on the New York Stock Exchange

Petroleum & Resources Corporation

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(410) 752-5900 or (800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

Counsel: Chadbourne & Parke L.L.P.

Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP

Transfer Agent & Registrar: American Stock Transfer & Trust Co.

Custodian of Securities: Brown Brothers Harriman & Co.

SHAREHOLDER INFORMATION AND SERVICES

DIVIDEND PAYMENT SCHEDULE

The Corporation presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1 and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in “street” or brokerage accounts may make their elections by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Petroleum & Resources shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.

Initial Enrollment and Optional Cash Investments
Service Fee	$2.50 per investment
Brokerage Commission	$0.05 per share
Reinvestment of Dividends*
Service Fee	2% of amount invested
(maximum of $2.50 per investment)
Brokerage Commission	$0.05 per share
Sale of Shares
Service Fee	$10.00
Brokerage Commission	$0.05 per share
Deposit of Certificates for safekeeping $7.50
Book to Book Transfers	Included

To transfer shares to another participant or to a new participant

Fees are subject to change at any time.

Minimum and Maximum Cash Investments

Initial minimum investment (non-holders)	$500.00
Minimum optional investment (existing holders)	$50.00
Electronic Funds Transfer (monthly minimum)	$50.00
Maximum per transaction	$25,000.00
Maximum per year	NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-Registered Shareholders

For shareholders whose stock is held by a broker in “street” name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a “street” name or brokerage account, please contact your broker for details about how you can participate in AST’s Plan or contact AST.

The Corporation

Petroleum & Resources Corporation

Lawrence L. Hooper, Jr.

Vice President, General Counsel and Secretary

Seven St. Paul Street, Suite 1140, Baltimore, MD 21202

(800) 638-2479

Website: www.peteres.com

E-mail: contact@peteres.com

The Transfer Agent

American Stock Transfer & Trust Company

Address Shareholder Inquiries to:

Shareholder Relations Department

59 Maiden Lane

New York, NY 10038

(866) 723-8330

Website: www.amstock.com

E-mail: info@amstock.com

Investors Choice Mailing Address:

Attention: Dividend Reinvestment

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Website: www.amstock.com

E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of common stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.